Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of October 2, 2017 by and between Alphatec Holdings, Inc., a Delaware corporation (the “Company”), and the individual listed on the signature page attached hereto under the heading “Purchaser” (“Purchaser”).

WHEREAS, on the terms and subject to the conditions set forth herein, Purchaser desires to subscribe for and purchase, and the Company desires to sell to Purchaser, (a) that number of shares of common stock, par value $0.0001 per share, of the Company (the “Shares”) set forth below Purchaser’s signature hereto and (b) that number of common stock purchase warrants set forth below Purchaser’s signature hereto, which warrants shall (i) be issued pursuant to a Warrant Agreement in substantially the form of Exhibit A hereto (the “Warrant Agreement”), (ii) have an exercise price equal to $5.00 per Share, and (iii) shall be first exercisable on the six month anniversary of the issuance date of such warrants (collectively, the “Securities”), for the purchase price set forth below Purchaser’s signature hereto (the purchase price to be paid by Purchaser herein referred to as the “Purchase Price”).

NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Issuance of Securities. On the terms and subject to the conditions contained herein, at the Closing, Purchaser agrees to purchase, and the Company agrees to issue, the Securities at the Purchase Price. On the terms and subject to the conditions contained herein, at the Closing, Purchaser shall deliver the Purchase Price to the Company in immediately available funds by wire transfer to an account designated by the Company. The consummation of the purchase and sale of the Securities hereunder (the “Closing”) shall take place at a mutually agreed time and on a mutually agreed date on or before January 1, 2018 (the “Closing Date”) following the satisfaction or waiver of the conditions set forth in Sections 4 and 5 below at the offices of the Company.

SECTION 2. Representations and Warranties of the Purchaser. As a material inducement to the Company to enter into this Agreement, Purchaser represents and warrants to the Company as of the date hereof and as of the Closing Date, that:

(a) Purchaser has full right, capacity and power to execute and deliver this Agreement and any other agreements and instruments contemplated hereby to which Purchaser is a party, and to perform his obligations hereunder and thereunder. This Agreement and all other agreements and instruments contemplated hereby to which Purchaser is or will become a party have been (or, when executed, will be) duly executed and delivered by or on behalf of Purchaser and, assuming due execution by other parties, constitute legal, valid and binding agreements, enforceable against Purchaser in accordance with their terms, except as such enforceability may be limited by (i) general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies and (ii) public policy underlying any law, rule or regulation (including any federal or states securities law, rule or regulation) with regards to indemnification, contribution or exculpation.

(b) The execution, delivery and performance of this Agreement and any other agreements and instruments contemplated hereby to which Purchaser is a party and the fulfillment of and compliance with the respective terms hereof and thereof by Purchaser, do not and will not (i) violate any requirements of any material obligation of Purchaser, or (ii) result in or constitute (with or without the giving of notice, lapse of time or both) any default or event of default under any such material obligation of Purchaser, or give rise to a right of termination of, or accelerate the performance required by, any terms of any such material obligation or (iii) violate any statute, law ordinance, rule, regulation or order of any court or governmental authority or any judgment, order or decree (U.S. federal, state or local or foreign) applicable to Purchaser.

(c) The Securities to be received by Purchaser will be acquired by Purchaser for investment only for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof in violation of applicable U.S. federal or state or foreign securities laws. Purchaser has no current intention of selling, granting participation in or otherwise distributing the Securities in violation of applicable U.S. federal or state or foreign securities laws. Purchaser does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity, or to any third person or entity, with respect to any of the Securities, in each case, in violation of applicable U.S. federal or state or foreign securities laws.

(d) Purchaser understands that the offer and sale of the Securities have not been registered under the Securities Act of 1933 as amended (the “Securities Act”) or any applicable U.S. state or foreign securities laws, and that the Securities are being issued in reliance on an exemption from registration, which exemption depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser’s representations as expressed herein.

(e) Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment. Purchaser is a sophisticated investor, has relied upon independent investigations made by Purchaser and, to the extent believed by Purchaser to be appropriate, Purchaser’s representatives, including Purchaser’s own professional, tax and other advisors, and is making an independent decision to invest in the Securities. Purchaser has been furnished with such documents, materials and information that Purchaser deems necessary or appropriate for evaluating an investment in the Company, and Purchaser has read carefully such documents, materials and information and understands and has evaluated the types of risks involved with a purchase of the Securities. Purchaser has not relied upon any representations or other information (whether oral or written) from the Company or its respective stockholders, directors, officers or affiliates, or from any other person or entity, in connection with Purchaser’s investment in the Securities. Purchaser acknowledges that the Company has not given any assurances with respect to the tax consequences of the acquisition, ownership and disposition of the Securities.

(f) Purchaser has had, prior to Purchaser’s execution of this Agreement, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the transactions contemplated by this Agreement and Purchaser’s investment in the Securities and to obtain additional information necessary to verify the accuracy of any information furnished to Purchaser or to which Purchaser had access. Purchaser is satisfied with respect to any of the foregoing matters.

(g) Purchaser acknowledges that Purchaser has had the opportunity to seek legal advice from, and has received legal advice from, legal counsel on this Agreement, the transactions contemplated hereby and all documents, materials and information that Purchaser has requested or read relating to an investment in the Securities and confirms that Purchaser is satisfied with respect to any of the foregoing matters.

(h) Purchaser understands that no U.S. federal or state or foreign agency has passed upon this investment or upon the Company, or upon the accuracy, validity or completeness of any documentation provided to Purchaser in connection with the transactions contemplated by this Agreement, nor has any such agency made any finding or determination as to this investment.

(i) Purchaser understands that: (i) the Securities have not been and are not being registered under the Securities Act or any applicable U.S. state or foreign securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) an exemption exists permitting such Securities to be sold, assigned or transferred without such registration; (ii) any sale of the Securities made in reliance on Rule 144 promulgated by the Securities and Exchange Commission (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(j) Purchaser understands that (i) the Securities must be held indefinitely and Purchaser must continue to bear the economic risk of the investment in the Securities unless such Share is subsequently registered under the Securities Act or an exemption from such registration is available; (ii) Purchaser is prepared to bear the economic risk of this investment for an indefinite period of time; and (iii) the Securities are characterized as “restricted securities” under the U.S. federal securities laws.

(k) Purchaser understands that this investment is not recommended for investors who have any need for a current return on this investment or who cannot bear the risk of losing their entire investment. In that regard, Purchaser understands that Purchaser’s investment in the Securities involves a high degree of risk of loss of Purchaser’s investment therein, and that Purchaser may lose the entire amount of Purchaser’s investment. Purchaser acknowledges that: (i) Purchaser has adequate means of providing for Purchaser’s current needs and possible personal contingencies and has no need for liquidity in this investment; (ii) Purchaser’s commitment to investments which are not readily marketable is not disproportionate to Purchaser’s net worth; and (iii) Purchaser’s investment in the Securities will not cause Purchaser’s overall financial commitments to become excessive.

SECTION 3. Representations and Warranties of the Company. The Company represents and warrants to Purchaser as of the date hereof and as of the Closing Date, that:

(a) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a material adverse effect on any of: (i) the business, properties, assets, operations, results of operations or financial condition of the Company or (ii) the authority or ability of the Company to perform its obligations hereunder.

(b) The Company has full right, capacity and power to execute and deliver this Agreement and any other agreements and instruments contemplated hereby to which the Company is a party, and to perform its obligations hereunder and thereunder. This Agreement and all other agreements and instruments contemplated hereby to which the Company is or will become a party have been (or, when executed, will be) duly executed and delivered by or on behalf of the Company and, assuming due execution by other parties, constitute legal, valid and binding agreements, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by (i) general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies and (ii) public policy underlying any law, rule or regulation (including any federal or states securities law, rule or regulation) with regards to indemnification, contribution or exculpation.

(c) Upon issuance of the Shares by the Company at the Closing and payment in full by Purchaser as provided above, the Shares will be duly authorized and validly issued and will be fully paid and non-assessable, and upon issuance of any Shares upon exercise of the common stock purchase warrants issued hereunder and payment in full of the exercise price thereof, the Shares issued upon exercise of such warrant will be duly authorized and validly issued and will be fully paid and non-assessable.

SECTION 4. Conditions to Company’s Obligation to Close. The Company’s obligation to issue and sell the Securities at the Closing is subject to the fulfillment on or before the Closing of the following conditions, unless waived by the Company:

(a) Representations and Warranties. The representations and warranties made by Purchaser in Section 2 shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 2 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date of this Agreement and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specific date).

(b) Covenants. All covenants, agreements and conditions contained in the Agreements to be performed by Purchaser on or prior to the date of the Closing shall have been performed or complied with as of the date of the Closing.

(c) Compliance with Securities Laws. The Company shall be satisfied that the offer and sale of the Securities shall be qualified or exempt from registration or qualification under all applicable federal and state securities laws (including receipt by the Company of all necessary blue sky law permits and qualifications required by any state, if any).

SECTION 5. Conditions to Purchasers Obligations to Close. Purchaser’s obligation to purchase Securities at the Closing is subject to the fulfillment on or before the Closing of each of the following conditions, unless waived by Purchaser:

(a) Representations and Warranties. The representations and warranties made by the Company in Section 3 shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date of this Agreement and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specific date).

(b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with as of the date of the Closing.

(c) Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Securities.

(d) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state or of any other person that are required in connection with the issuance and sale of the Securities pursuant to this Agreement (and except for such as may be properly filed subsequent to the Closing) under applicable laws, regulations, rules or listing requirements shall be obtained and effective as of the Closing.

(e) Authorizations. On or prior to the Closing Date, the Company shall take all necessary action, if any, and such actions as reasonably requested by Purchaser, in order to render inapplicable any control share acquisition, business combination, stockholder rights plan or poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation, other than Section 203 of the Delaware General Corporation Law, that is or could become applicable to P:urchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and Purchaser’s ownership of the Securities.

SECTION 6. Miscellaneous.

(a) Entire Agreement. This Agreement and the Warrant Agreement supersede all other prior oral or written agreements between Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the Warrant Agreement contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

(b) Binding Effect; Assignability; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto without the consent of the other party. Nothing in this Agreement is intended to confer on any person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(c) Notices. Any notice or other communication provided for herein or given hereunder to a party hereto must be in writing, and shall be deemed to have been given (i) when personally delivered or delivered by email with confirmation of delivery, (ii) one (1) business day after deposit with Federal Express or similar overnight courier service, or (iii) three (3) business days after being mailed by first class mail, return receipt requested. A notice shall be addressed, as follows:

if to the Company, to:

5818 El Camino Real

Carlsbad, CA 92008

Attention: General Counsel

Email: chunsaker@alphatecspine.com

if to Purchaser, to the address set forth below Purchaser’s signature hereto.

or to such other address or e-mail address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed received on the next succeeding business day in the place of receipt.

(d) Waiver; Amendment; Termination. No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective. No provision of this Agreement may be amended or otherwise modified except by an instrument in writing executed by the parties hereto. This Agreement may be terminated only by an instrument in writing executed by the parties hereto.

(e) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the conflict or choice of law provisions thereof that would give rise to the application of the domestic substantive law of any other jurisdiction.

(f) Jurisdiction. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the federal and state courts located in San Diego, California in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement; (ii) agrees that he, she or it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court; (iii) agrees that he, she or it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the federal or state courts located in San Diego, California; and (iv) to the fullest extent permitted by law, consents to service being made through the notice procedures set forth in Section 6(c). Each of the parties hereto hereby agrees that, to the fullest extent permitted by law, service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 6(c) shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby. Each of the parties hereto waives any right to a trial by jury in any such suit or proceeding.

(g) No Financial Advisor, Placement Agent, Broker or Finder. Each party represents and warrants to the other that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. Each party shall be responsible for the payment of any fees or commissions, if any, of any financial advisor, placement agent, broker or finder engaged by such party relating to or arising out of the transactions contemplated hereby. Each party shall pay, and hold the other party harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out of pocket expenses) arising in connection with any such claim.

(h) No Guarantee of Benefit or Gain. Purchaser acknowledges that the Company does not guarantee any benefit or a gain to Purchaser in connection with the Securities. Purchaser acknowledges that Purchaser is duly aware of the risks involved in investing in securities of the Company.

(i) No Right to Future Benefits. Purchaser acknowledges that the opportunity to purchase the Securities and this Agreement do not constitute an acquired right. The Company, in its sole discretion, maintains the right to make, or not to make, additional Securities available for purchase.

(j) Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Any facsimile or electronic copies hereof or signature hereon shall, for all purposes, be deemed originals. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

(k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

(l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m) Further Assurances. Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Company		Purchaser

ALPHATEC HOLDINGS, INC.		/s/ PATRICK MILES
		Name: Patrick Miles
By:	/s/ TERRY M. RICH	Number of Shares:	1,327,434
Name:	Terry M. Rich
Title:	Chief Executive Officer	Purchase Price:	$2.26 per share, for an aggregate
			Purchase Price of $3,000,000.84

		Number of Warrants:	1,327,434

Address:

Email: